Exhibit 10.2

NOTE: Certain information indicated with [***] in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

STATEMENT OF WORK 2 [SOW2]

Product and Process Development

for 2019-nCoV vaccine candidates

1.0	BACKGROUND

1.1   This Statement of Work 2 ("SOW2") is entered into as of 06 February 2020 (the "SOW2 Effective Date") by and between Beijing CC Pharming ("CC Pharming"), iBio, Inc. and its subsidiary iBio CDMO LLC (collectively iBio, Inc. and iBio CDMO LLC, "iBio"). This SOW2 covers the feasibility and development of vaccine candidate to protect against the Wuhan Coronavirus 2019-nCoV.

2.0. IBIO REQUIREMENTS: iBio shall:

2.1   Design subunit vaccine candidates in collaboration with CC Pharming to propose a series of candidates to test for expression, purification, stability and in vivo immunogenicity (in nonchallenged animal models).

2.2	Test expression of [***] to [***] vaccine candidates in iBio's FastPharming system™.

2.3	Purify [***] quantities of candidate vaccines and perform initial protein characterization

2.4	Establish collaboration and assess immunogenicity in animal models.

3.1	SCHEDULE OF TASKS

•	Design [***] constructs of RDB fusion to [***]

•	iBio to test expression in N. benthamiana plants at lab scale

•	iBio to purify [***] quantities of material for candidates that expressed

•	iBio to test/develop [***] binding assay for quantification

•	Soft QC release to include purity and endotoxin

•	iBio to test immune response in mouse (lgG response)

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•	Test [***] growth and infiltration

•	iBio and CC Pharming to evaluate shipping logistics for material

•	iBio to ship purified material to CC Pharming for animal/human testing

[Signature page follows]

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STATEMENT OF WORK 2 AGREED TO AND ACCEPTED BY:

CC Pharming

By:	/s/ Kevin Wang
Name:	Kevin Wang
Title:	Chairman

iBio, Inc.

By:	/s/ Thomas Isett
Name:	Thomas Isett
Title:	Managing Director

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